UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 3, 2004

                       PEGASUS COMMUNICATIONS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-32383            23-3070336
   ----------------------------    ----------------    ------------------
   (State or Other Jurisdiction    (Commission File      (IRS Employer
        of Incorporation)               Number)        Identification No.)

      c/o Pegasus Communications Management Company,
      225 City Line Avenue,Suite 200, Bala Cynwyd, Pennsylvania   19004
               (Address of Principal Executive Offices)         (Zip Code)

         Registrant's telephone number, including area code: 800-376-0022

          (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.
        ------------

     On February 3, 2004, Pegasus Satellite Communications, Inc. ("Pegasus Satellite"), a subsidiary of Pegasus Communications Corporation (the "Company"), announced that it intends to offer $100 million of its senior notes. The senior notes will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements, as more fully described in the press release attached and incorporated by reference as Exhibit 99.1.

     Pegasus Satellite is in the process of seeking an amendment to the credit facility of its subsidiary, Pegasus Media & Communications, Inc. ("PM&C"), that would permit it to obtain a new senior secured term loan. The amendment would permit Pegasus Satellite and PM&C to have a total of $650.0 million of senior secured debt. Pegasus Satellite cannot provide assurance that it will be successful in obtaining the proposed amendment from the PM&C lenders.

     In January 2004, the Company agreed with the holder of its Series D preferred stock to exchange all of that preferred stock, with a liquidation preference of $12.5 million, into the Company's Series C preferred stock, with a liquidation preference of $12.5 million. The Series D preferred stock was privately held; the Series C preferred stock is publicly traded.

     In December 2003, PM&C established a $20.0 million revolving credit facility, maturing July 2006. The facility is secured by a parity lien on the collateral that secures the PM&C term loans.

                              Cautionary Statement

     This report contains "forward-looking statements," as that term is used in federal securities laws, about the financial condition, results of operations and businesses of our company and our subsidiaries. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by us with the SEC, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including but not limited to: catastrophic events, including acts of terrorism; relationships with and events affecting third parties like DIRECTV, Inc. and the National Rural Telecommunications Cooperative; litigation with DIRECTV, Inc.; the recent change of control of DIRECTV, Inc.; demographic changes; existing government regulations,  and  changes  in,  or  the  failure  to  comply  with,  government regulations; competition, including our ability to offer local programming in our direct broadcast satellite markets; the loss of any significant numbers of subscribers or viewers; changes in business strategy or development plans; the cost of pursuing new business initiatives; an expansion of land based communications systems; technological developments and difficulties; an inability to obtain intellectual property licenses and to avoid committing intellectual property infringement; the ability to attract and retain qualified personnel; our significant indebtedness; the availability and terms of capital to fund the expansion of our businesses; and other factors referenced in this report.

     The information contained in this report reflects our present intention, belief, or expectation and is based upon, among other things, the existing regulatory environment, industry conditions, market conditions and prices, the economy in general, and our assumptions. We may change our intention, belief, or expectation, at any time and without notice, based upon any changes in such factors, in our assumptions or otherwise. The cautionary statements contained or referred to in this report should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue.

     By including any information in this report, we do not necessarily acknowledge that disclosure of such information is required by applicable law or that the information is material.


Item 7. Financial Statements and Exhibits.
        (c) Exhibits.
            99.1 Press release dated February 3, 2004 (whichis incorporated herein by reference to Exhibit 99.1 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 4, 2004).

            99.2 Press release dated February 3, 2004 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 4, 2004).

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

     On February 3, 2004, Pegasus Satellite announced selected fourth quarter information as more fully described in the press release furnished hereto as
Exhibit 99.2.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herewith duly authorized.


                                             PEGASUS COMMUNICATIONS CORPORATION


                                             By:/s/ Scott A. Blank
                                                ------------------
                                                Scott A. Blank,
                                                Senior Vice President


February 4, 2004


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                                  EXHIBIT INDEX

Exhibit No.  Description

99.1 Press release dated February 3, 2004 (which is incorporated herein by reference to Exhibit 99.1 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 4, 2004).

99.2 Press release dated February 3, 2004 (which is incorporated herein by reference to Exhibit 99.2 of Pegasus Satellite Communications, Inc.'s Form 8-K filed February 4, 2004).